FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - Capital management (Details) $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES
Total assets	$ 130,189	$ 72,594
Total liabilities	$ 50,786	$ 313,887
Asset-liability ratio (Note i)	2.56	0.23